UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2026

Star Equity Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 101
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (203) 489-9500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRR	The NASDAQ Stock Market LLC
Series A Preferred Stock, $0.001 par value	STRRP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2025, Alliance Drilling Tools, LLC (“ADT”), a wholly owned subsidiary of Star Equity Holdings, Inc. (the “Company”), entered into three purchase and sale agreements with Custom Capital Strategies, Inc. (“Custom Capital”), pursuant to which the parties agreed to consummate three sale and leaseback transaction of three different properties in Texas, Utah, and Wyoming, as reported on Form 8K filed with the Securities and Exchange Commission ("SEC") on December 17, 2025. The sale of the Wyoming property closed on February 27, 2026, as previously reported within Form 8K filed with the SEC on February 27, 2026.

Utah and Texas Sale Agreements

On March 27, 2026 the property located at 3601 N County Rd 1148, Midland, Texas (the “ADT Texas Property”), was sold for a total purchase price of $1.14 million as reflected in the ADT Texas Purchase and Sale Agreement entered into between ADT and Custom Capital filed as an Exhibit to the Form 8K filed with the SEC on December 16, 2025 ("ADT Texas PSA"). On March 27, 2026 the property located at 1377 East 1500 South, Vernal, Utah (the “ADT Utah Property”) was sold for a total purchase price of $0.55 million, as reflected in the ADT Utah Purchase and Sale agreement entered into between ADT and Custom Capital on December 16, 2025 and filed as Exhibit to the form 8K filed with the SEC on December 16, 2025 ("ADT Utah PSA"). Both purchase prices are subject to adjustment for taxes and other charges and assessments. Immediately prior to the closings Custom Capital assigned their rights to buy the property to, Alliance Texas and Utah, LLC (the “ADT Property Buyer”).

Simultaneously with the consummation of the ADT Texas PSA and ADT Utah PSA, ADT entered into two commercial single-tenant triple net leases with the ADT Property Buyer, guaranteed by the Company, pursuant to which ADT leased back from the ADT Property Buyer the ADT Texas Property and the ADT Utah Property for terms commencing on March 27, 2026, and ending on the 20th anniversaries thereof, unless earlier terminated or extended for four additional five year periods. Pursuant to the terms of the ADT Texas Lease and ADT Utah Lease ADT will be responsible for rent and all monthly expenses related to the ADT Texas Property and ADT Utah Property, including insurance premiums, taxes, utilities, and other expenses.

The foregoing summaries of the ADT Texas PSA and ADT Utah PSA, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements. A copy of the original ADT Texas PSA and ADT Utah PSA were filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2025.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

10.3
Purchase and Sale Agreement of ADT Texas, dated as of December 16, 2025 (incorporated by reference to Exhibit 10.3 to Star Equity Holdings, Inc.’s Current Report on Form 8-K dated December 17, 2025 (File No. 001-38704).

10.4
Purchase and Sale Agreement of ADT Utah, dated as of December 16, 2025 (incorporated by reference to Exhibit 10.3 to Star Equity Holdings, Inc.’s Current Report on Form 8-K dated December 17, 2025 (File No. 001-38704).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC. (Registrant)

By:	/s/ MATTHEW K. DIAMOND
Matthew K. Diamond
Chief Accounting Officer

	Dated:	March 30, 2026

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